INVESCO MUNICIPAL FUND                                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   9/30/2010
FILE NUMBER :        811-7890
SERIES NO.:          7

72DD.   1   Total income dividends for which record date passed during the period. (000's Omitted)
            Class A   $  4,046
        2   Dividends for a second class of open-end company shares
            (000's Omitted)
            Class B   $     --
            Class C   $      2
            Class Y   $ 12,794

73A.        Payments per share outstanding during the entire current period:
            (form nnn.nnnn)
        1   Dividends from net investment income
            Class A     0.4613
        2   Dividends for a second class of open-end company shares
            (form nnn.nnnn)
            Class B     0.1001
            Class C     0.1001
            Class Y     0.4898

74U.    1   Number of shares outstanding (000's Omitted)
            Class A      9,554
        2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
            Class B          1
            Class C         49
            Class Y     19,081

74V.    1   Net asset value per share (to nearest cent)
            Class A   $  12.08
        2   Net asset value per share of a second class of open-end company shares (to nearest cent)
            Class B   $  12.08
            Class C   $  12.09
            Class Y   $  12.08

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INVESCO VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   9/30/2010
FILE NUMBER :        811-7890
SERIES NO.:          8

72DD.   1   Total income dividends for which record date passed during the period. (000's Omitted)
            Class A   $  7,233
        2   Dividends for a second class of open-end company shares
            (000's Omitted)
            Class B   $    285
            Class C   $    354
            Class Y   $     15

73A.        Payments per share outstanding during the entire current period:
            (form nnn.nnnn)
        1   Dividends from net investment income
            Class A     0.7383
        2   Dividends for a second class of open-end company shares
            (form nnn.nnnn)
            Class B     0.6919
            Class C     0.6161
            Class Y     0.7801

74U.    1   Number of shares outstanding (000's Omitted)
            Class A      9,322
        2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
            Class B        355
            Class C        537
            Class Y         34

74V.    1   Net asset value per share (to nearest cent)
            Class A   $  17.02
        2   Net asset value per share of a second class of open-end company shares (to nearest cent)
            Class B   $  17.31
            Class C   $  17.03
            Class Y   $  17.00

INVESCO VAN KAMPEN INSURED TAX INCOME FREE                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   9/30/2010
FILE NUMBER :        811-7890
SERIES NO.:          9

72DD.   1   Total income dividends for which record date passed during the period. (000's Omitted)
            Class A   $ 37,017
        2   Dividends for a second class of open-end company shares
            (000's Omitted)
            Class B   $    596
            Class C   $  1,162
            Class Y   $    108

73A.        Payments per share outstanding during the entire current period:
            (form nnn.nnnn)
        1   Dividends from net investment income
            Class A     0.7262
        2   Dividends for a second class of open-end company shares
            (form nnn.nnnn)
            Class B     0.6037
            Class C     0.6023
            Class Y     0.7661

74U.    1   Number of shares outstanding (000's Omitted)
            Class A     49,920
        2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
            Class B        914
            Class C      2,074
            Class Y        152

74V.    1   Net asset value per share (to nearest cent)
            Class A   $  16.73
        2   Net asset value per share of a second class of open-end company shares (to nearest cent)
            Class B   $  16.70
            Class C   $  16.69
            Class Y   $  16.73

INVESCO VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  9/30/2010
FILE NUMBER :       811-7890
SERIES NO.:         10

72DD.   1   Total income dividends for which record date passed during the period. (000's Omitted)
            Class A   $  9,749
        2   Dividends for a second class of open-end company shares (000's
            Omitted)
            Class B   $    472
            Class C   $  1,630
            Class Y   $    327

73A.        Payments per share outstanding during the entire current period:
            (form nnn.nnnn)
        1   Dividends from net investment income
            Class A     0.4248
        2   Dividends for a second class of open-end company shares (form
            nnn.nnnn)
            Class B     0.3446
            Class C     0.3423
            Class Y     0.4480

74U.    1   Number of shares outstanding (000's Omitted)
            Class A     24,543
        2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
            Class B      1,460
            Class C      5,596
            Class Y        849

74V.    1   Net asset value per share (to nearest cent)
            Class A   $  11.03
        2   Net asset value per share of a second class of open-end company shares (to nearest cent)
            Class B   $  11.20
            Class C   $  11.02
            Class Y   $  11.03

INVESCO VAN KAMPEN MUNICIPAL INCOME FUND                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   9/30/2010
FILE NUMBER :        811-7890
SERIES NO.:          11

72DD.   1   Total income dividends for which record date passed during the period. (000's Omitted)
            Class A   $ 30,699
        2   Dividends for a second class of open-end company shares (000's
            Omitted)
            Class B   $  1,006
            Class C   $  2,049
            Class Y   $    195

73A.        Payments per share outstanding during the entire current period:
            (form nnn.nnnn)
        1   Dividends from net investment income
            Class A     0.6583
        2   Dividends for a second class of open-end company shares (form
            nnn.nnnn)
            Class B     0.5603
            Class C     0.5601
            Class Y     0.6909

74U.    1   Number of shares outstanding (000's Omitted)
            Class A     45,793
        2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
            Class B      1,712
            Class C      3,831
            Class Y        268

74V.    1   Net asset value per share (to nearest cent)
            Class A   $      13.52
        2   Net asset value per share of a second class of open-end company shares (to nearest cent)
            Class B   $  13.50
            Class C   $  13.47
            Class Y   $  13.51

INVESCO VAN KAMPEN NEW YORK TAX FREE INCOME FUND                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   9/30/2010
FILE NUMBER :        811-7890
SERIES NO.:          12

72DD.   1   Total income dividends for which record date passed during the period. (000's Omitted)
            Class A   $  3,302
        2   Dividends for a second class of open-end company shares
            (000's Omitted)
            Class B   $    439
            Class C   $    739
            Class Y   $     --

73A.        Payments per share outstanding during the entire current period:
            (form nnn.nnnn)
        1   Dividends from net investment income
            Class A     0.7103
        2   Dividends for a second class of open-end company shares
            (form nnn.nnnn)
            Class B     0.6555
            Class C     0.5924
            Class Y     0.2475

74U.    1   Number of shares outstanding (000's Omitted)
            Class A      4,735
        2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
            Class B        567
            Class C      1,208
            Class Y          1

74V.    1   Net asset value per share (to nearest cent)
            Class A   $  15.78
        2   Net asset value per share of a second class of open-end company shares (to nearest cent)
            Class B   $  15.70
            Class C   $  15.77
            Class Y   $  15.78